INCOME TAXES	6 Months Ended
Jun. 30, 2024
Major components of tax expense (income) [abstract]
INCOME TAXES	INCOME TAXES
In accordance with IAS 34 Interim Financial Reporting, income tax expense for the condensed consolidated interim financial statements is calculated on the basis of the average annual tax rate that is expected for the entire fiscal year, adjusted for the tax effect of certain items recognized in the full interim period. As such, the effective tax rate in the consolidated interim financial statements may differ from management’s best estimate of the effective rate.
The effective tax rate was 113% and (69)% for the six months ended June 30, 2024 and 2023, respectively. The six months ended June 30, 2024, included a discrete tax benefit of $19.9 million due to the reversal of uncertain tax positions as a result of the closure of tax audits and expiration of statute of limitations, which was partially offset by an unfavorable return to provision adjustment of $11.8 million. The effective tax rate of (69)% for the the six months ended June 30, 2023, is due to high non-deductible interest expenses.

The Organization for Economic Co-operation and Development Pillar Two guidelines published to date include transition and safe harbor rules around the implementation of the Pillar Two global minimum tax of 15%. Based on current enacted legislation effective in 2024, the legislation does not have a material impact on the Group’s financial results. The Company is monitoring developments and evaluating the impacts these new rules will have on its future income tax provision and effective income tax rate.